Item 1: Report to Shareholders

Prime Reserve Portfolio Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Money market securities produced positive returns in the six-month period ended June 30, 2005. The Federal Reserve continued raising the overnight federal funds target rate in the first half of our fiscal year, which lifted yields and total returns for money market investors.

ECONOMY AND INTEREST RATES

Economic conditions were mostly favorable in the first half of 2005. Although the manufacturing sector decelerated somewhat, the economy continued to expand at a steady pace. New job growth continued at a reasonable rate, unemployment hovered slightly above 5%, and inflation remained contained despite surging oil prices.

Relatively low interest rates continued to provide a helpful stimulus to the economy. Although money market and short-term bond yields increased as the Federal Reserve raised the fed funds target rate from 2.25% to 3.25% in four quarter-point increments in the last six months, long-term interest rates unexpectedly declined. The result was a flattening of the Treasury yield curve, which currently indicates that long-term Treasury yields are not much higher than short-term yields.

Performance Comparison
Periods Ended 6/30/05	6 Months	12 Months
Prime Reserve Portfolio	1.10%	1.71%
Lipper Variable Annuity
Underlying Money Market
Funds Average	1.07	1.64

Your portfolio returned 1.10% and 1.71% in the 6- and 12-month periods ended June 30, 2005, respectively. The portfolio outperformed its Lipper benchmark in both periods, as shown in the table, because of the defensive maturity posture we adopted about a year ago and maintained as short-term rates rose gradually over the last year. By keeping the portfolio’s weighted average maturity (WAM) shorter than that of the benchmark, we were able to use proceeds from maturing money market instruments to purchase newer issues at progressively higher yields sooner than our average competitor.

Security Diversification
	Percent of	Percent of
Net Assets		Net Assets
	12/31/04	6/30/05
Certificates of Deposit	20%	24%
Domestic Negotiable
CDs/Bank Notes	9	7
U.S. Dollar-Denominated
Foreign Negotiable CDs/
Bank Notes	11	17
Commercial Paper and
Medium-Term Notes	74	70
Asset-Backed	30	33
Banking	24	27
Insurance	2	3
Foreign Governments and
Municipalities	5	2
All Other	13	5
Other U.S. Government and
Agency Obligations	4	1
Municipal Obligations	3	5
Asset-Backed Securities	–	2
Other Assets Less Liabilities	-1	-2
Total	100%	100%
Fixed-Rate Obligations*	89%	87%
Floating-Rate Obligations	11	13
*Includes floating-rate obligations that have reached their final coupon.

At the end of June, nearly three-fourths of the fund’s assets were invested in commercial paper and medium-term notes, with the balance invested primarily in certificates of deposit. Our commercial paper holdings are well diversified by issuer and industry. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

For some time, we have been able to invest in high-quality tax-free municipal securities at competitive yields during periodic episodes of supply and demand imbalances in that market. At the end of June, we had 5% of the fund’s assets in municipal securities.

Key Statistics
Periods Ended	12/31/04	6/30/05
Price Per Share	$ 1.00	$ 1.00
Dividends Per Share
6 Months	0.006	0.011
12 Months	0.009	0.017
Dividend Yield
(7-Day Simple)*	1.74%	2.68%
Weighted Average
Maturity (days)	33	32
* Dividends earned for the last seven days of each period indicated
are annualized and divided by the fund’s net asset value at the end of the period.
Note: A money fund’s yield more closely reflects its current earn-
ings than does the total return.

During the last six months, the fund’s WAM eased from 33 days to 32 days, as shown in the Key Statistics table above, and we kept it about 10 days shorter than that of the average money market fund. In a rising rate environment, the shorter maturity helps to protect shareholders’ principal, which is our primary objective.

The portfolio’s structure at midyear can be described best as a “bullet.” Rather than a “barbell” that emphasizes the extremes of the money market universe or a “ladder” that gives roughly equal emphasis to securities with various maturities, we have concentrated most of the fund’s assets in money market instruments that will mature in approximately 30 days—around the time of the early-August Federal Reserve meeting—so that, if the Fed raises rates again, as we expect, we can take advantage of higher-yielding money market securities almost immediately after the meeting.

Short-Term Quality Diversification
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	12/31/04	6/30/05
A-1+	61.4%	58.3%*
A-1	38.6	41.3
A-2	–	0.4
A-3	–	–
Not Rated	–	–
Total	100.0%	100.0%
*Includes 0.9% with an S&P bond rating of “AAA.”
Source: Standard & Poor’s; if Standard & Poor’s does not rate a security, then Moody’s Investors Service is used as a secondary source.

As shown in the table above, nearly 60% of the fund’s assets were invested in money market securities with the highest credit quality. While we are pleased to see higher money market yields, our primary concern is to provide safety of principal and liquidity for our shareholders.

OUTLOOK

Economic growth is likely to continue at a moderate pace, and the Federal Reserve is poised to keep raising short-term interest rates in quarter-point increments as long as inflation remains contained. The Fed seeks to lift rates to a “neutral” level that neither stimulates nor stifles growth; as a result, the peak for the fed funds rate during this tightening cycle depends on future economic and inflation data. In the meantime, money market investors will continue to welcome higher money market yields.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the portfolio’s Investment Advisory Committee

July 19, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment program.

Risks of Investing in Money
Market Securities

Since money market portfolios are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the portfolio will avoid principal losses if portfolio holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the portfolio’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit.

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Glossary

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Average Annual Compound Total Return

			Since
			Inception
Periods Ended 6/30/05	1 Year	5 Years	12/31/96

Prime Reserve Portfolio	1.71%	2.25%	3.48%
Lipper Variable Annuity
Underlying Money Market
Funds Average	1.64	2.14	3.38

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304. Total returns do not include charges imposed by your insurance company’s separate account. If these were included, performance would have been lower.
This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include reinvested dividends. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Prime Reserve Portfolio

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	1/1/05 to
	1/1/05	6/30/05	6/30/05
Actual	$1,000.00	$1,011.00	$2.74
Hypothetical
(assumes 5% return
before expenses)	1,000.00	1,022.07	2.76

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181)
divided by the days in the year (365) to reflect the half-year period.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio
Unaudited

	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Investment activities
Net investment income (loss)	0.011	0.009	0.007	0.015	0.039	0.059
Distributions
Net investment income	(0.011)	(0.009)	(0.007)	(0.015)	(0.039)	(0.059)

NET ASSET VALUE
End of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Ratios/Supplemental Data
Total return^	1.10%	0.89%	0.69%	1.47%	4.01%	6.10%
Ratio of total expenses to
average net assets	0.55%†	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment
income (loss) to average
net assets	2.23%†	0.89%	0.69%	1.47%	3.88%	5.93%
Net assets, end of period
(in thousands)	$27,501	$25,369	$21,404	$25,628	$26,002	$21,877

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Prime Reserve Portfolio
June 30, 2005 (Unaudited)

	$ Par	Value
(Amounts in 000s)

ASSET-BACKED SECURITIES 1.7%
Capital One Auto Finance Trust
Series 2005-BSS, Class A1
3.34%, 6/15/06	250	250
Triad Auto Receivables Owner Trust
Series 2005-A, Class A1
3.30%, 6/12/06	211	211
Total Asset-Backed Securities
(Cost $461)		461

CERTIFICATES OF DEPOSIT - DOMESTIC * 6.5%
Branch Banking & Trust
3.18%, 8/9/05	300	300
Compass Bank, VR, 3.216%, 6/14/06	100	100
Dexia Credit, 3.065%, 7/20/05	300	300
First Tennessee Bank
3.06%, 7/13/05	250	250
PNC Bank National Assoc.
3.34%, 9/9/05	250	250
Treasury Bank
VR, 3.334%, 2/23/06	300	300
Wilmington Trust, 3.06%, 7/1/05	300	300
Total Certificates of Deposit - Domestic *
(Cost $1,800)		1,800

CERTIFICATES OF DEPOSIT - YANKEE ++ 16.9%
Abbey National Treasury Services
3.15%, 7/14/05	350	350
Banco Bilbao Vizcaya
3.28%, 8/22/05	250	250
Bank of Nova Scotia
3.04%, 7/1/05	300	300
BNP Paribas, 3.07%, 7/5/05	500	500
Calyon, 3.15%, 8/8/05	300	300
Credit Suisse First Boston
3.12%, 7/18/05	500	500
Danske Bank, 3.09%, 7/7/05	400	400
Fortis Bank, 3.10%, 7/8/05	500	500
Natexis Banques Populaires
3.15%, 8/8/05	500	500
Rabobank Nederland
3.09%, 7/25/05	300	300
3.39%, 12/15/05	250	250
Toronto-Dominion Bank
2.35%, 9/8/05	250	249
3.11%, 9/8/05	250	250
Total Certificates of Deposit -
Yankee ++ (Cost $4,649)		4,649

COMMERCIAL PAPER 21.2%
Danske Corp.
3.19%, 8/5/05	300	299
3.28%, 7/8/05	150	150
Dexia Delaware, 3.31%, 8/2/05	500	499
FCAR Owner Trust, 3.10%, 7/11/05	250	250
HBOS Treasury Services
3.20%, 7/11/05	100	100
3.30%, 7/15/05	260	260
HSBC USA, 3.27%, 9/6/05	250	248
Ixis Commercial Paper Corp.
3.28%, 8/9/05	500	498
K2 (U.S.A), 3.25%, 8/15/05	250	249
MetLife Funding, 3.32%, 8/23/05	350	348
New Center Asset Trust
3.125%, 7/11/05	500	500
3.20%, 8/8/05	500	498
New York State Power Auth.
3.15%, 7/14/05	100	100
Societe Generale, 3.30%, 7/8/05	696	696
Swedbank
3.18%, 7/14/05	150	150
3.30%, 7/14/05	266	265
UBS Finance (Delaware)
3.16%, 7/14/05	300	299
3.30%, 7/22/05	170	170
Westpac Trust Securities
3.28%, 7/29/05	250	249
Total Commercial Paper (Cost $5,828)		5,828

COMMERCIAL PAPER - 4(2) 42.0%
Alliance & Leicester
3.26%, 7/18/05	500	499
Allied Irish Banks
3.285%, 9/14/05	250	248
Alpine Securitization
3.23%, 7/21/05	450	449
Atlantic Asset Securitization
3.31%, 7/14/05	825	824
Bank of Ireland, 3.05%, 7/1/05	500	500
Ciesco, 3.20%, 8/10/05	500	498
Citibank Credit Card Issuance Trust
3.07%, 7/6/05	500	500
CRC Funding
3.21%, 7/27/05	400	399
3.25%, 8/9/05	400	399
Fairway Finance, 3.30%, 7/12/05	905	904
Falcon Asset Securitization
3.13%, 7/14/05	500	500
3.18%, 7/15/05	500	499
Ford Credit Floorplan Master
Owner Trust
3.24%, 7/20/05	259	259
Grampian Funding
3.21%, 7/26/05	250	249
3.23%, 7/26/05	500	499
3.34%, 9/20/05	250	248
Jefferson-Pilot, 3.31%, 7/11/05	550	549
Kitty Hawk Funding
3.18%, 7/18/05	300	300
MBNA Master Credit Card Trust II
3.14%, 7/26/05	250	249
National Australia Funding
3.035%, 7/1/05	300	300
Park Avenue Receivables
3.27%, 8/17/05	475	473
Southern Company
3.29%, 7/27/05	300	299
Stadshypotek (Delaware)
3.12%, 7/14/05	300	300
Tulip Funding, 3.28%, 7/29/05	500	499
Variable Funding Capital
3.11%, 7/11/05	400	400
Yorktown Capital, 3.25%, 7/19/05	707	706
Total Commercial Paper - 4(2)
(Cost $11,549)		11,549

MEDIUM-TERM NOTES 7.6%
Citigroup, VR, 3.555%, 3/20/06	500	501
GE Capital
VR, 3.284%, 8/9/06	100	100
VR, 3.34%, 7/17/06	100	100
Goldman Sachs Group
VR, 144A, 3.181%, 5/1/06	400	400
International Lease Finance
VR, 3.628%, 8/8/05	250	250
4.375%, 12/15/05	250	251
Nationwide Building Society
VR, 144A, 3.16%, 8/7/06	500	500
Total Medium-Term Notes (Cost $2,102)		2,102

MUNICIPAL SECURITIES 4.7%
Colorado Housing Fin. Auth.
VRDN (Currently 3.32%)	620	620
Texas, Veterans Housing
VRDN (Currently 3.25%)	665	665
Total Municipal Securities (Cost $1,285)		1,285

U.S. GOVERNMENT AGENCY OBLIGATIONS ± 0.9%
Federal Home Loan Bank
VR, 3.25%, 4/25/06	250	250
Total U.S. Government Agency
Obligations ± (Cost $250)		250

Total Investments in Securities
101.5% of Net Assets (Cost $27,924)		$27,924

(1)	Denominated in U.S. dollars unless otherwise noted
*	Domestic certificates of deposit are issued by domestic
branches of U.S. banks
±	The issuer operates under a congressional charter; its securi-
ties are neither issued nor guaranteed by the U.S. govern-
ment.
++	Yankee certificates of deposit are issued by U.S. branches of foreign banks
144A	Security was purchased pursuant to Rule 144A under the
Securities Act of 1933 and may be resold in transactions
exempt from registration only to qualified institutional buyers
– total value of such securities at period-end amounts to
$900 and represents 3.3% of net assets
4(2)	Commercial paper exempt from registration under Section
4(2) of the Securities Act of 1933 and may be resold in trans-
actions exempt from registration only to dealers in that pro-
gram or other “accredited investors” – total value of such
securities at period-end amounts to $11,549 and represents
42.0% of net assets
VR	Variable Rate; rate shown is effective rate at period-end
VRDN	Variable-Rate Demand Note; rate shown is effective rate at
period-end

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Prime Reserve Portfolio
June 30, 2005 (Unaudited)
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value (cost $27,924)	$27,924
Cash	4
Interest receivable	42
Receivable for shares sold	52

Total assets	28,022

Liabilities
Payable for investment securities purchased	499
Payable for shares redeemed	7
Due to affiliates	15

Total liabilities	521

NET ASSETS	$27,501

Net Assets Consist of:
Undistributed net realized gain (loss)	$5
Paid-in-capital applicable to 27,496,260 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	27,496

NET ASSETS	$27,501

NET ASSET VALUE PER SHARE	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Interest income	$358
Investment management and administrative expense	70

Net investment income (loss)	288

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$288

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
(Unaudited)
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$288	$224

Distributions to shareholders
Net investment income	(288)	(224)

Capital share transactions *
Shares sold	9,376	22,696
Distributions reinvested	285	224
Shares redeemed	(7,529)	(18,955)

Increase (decrease) in net assets from capital
share transactions	2,132	3,965

Net Asset
Increase (decrease) during period	2,132	3,965
Beginning of period	25,369	21,404

End of period	$27,501	$25,369

(Including undistributed net investment income
of $0 at 6/30/05 and $0 at 12/31/04)

*Capital share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Prime Reserve Portfolio June 30, 2005 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $27,924,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, and 5-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared the rate to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s single fee rate was at or below the median management fee rate and expense ratio for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005